UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_____________________

Date of Report (Date of earliest event Reported): July 20, 2022

Emclaire Financial Corp.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-34527	25-1606091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

612 Main Street, Emlenton, Pennsylvania 16373
(Address of Principal Executive Offices) (Zip Code)

(724) 867-2311
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $1.25 per share	EMCF	NASDAQ Capital Market (NASDAQ)
(Title of Class)	(Trading Symbol)	(Name of exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

(a)    A Special Meeting of Shareholders of Emclaire Financial Corp. (“Emclaire”) was held on July 20, 2022.

(b)    There were 2,735,212 shares of common stock, par value 1.25 per share, of Emclaire (“Common Stock”) eligible to be voted at the Special Meeting and there were 1,726,007 shares of Common Stock represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Special Meeting and the results of the vote on each proposal were as follows:

1.	Proposal to adopt and approve the Agreement and Plan of Merger, dated as of March 23, 2022, by and among Farmers National Banc Corp., Emclaire Financial Corp. and FMNB Merger Subsidiary V, LLC.

FOR	AGAINST	ABSTAIN
1,698,587	20,159	7,260

2.	Proposal to approve, on a non-binding advisory basis, of the compensation that may be paid or become payable to Emclaire’s named executive officers that is based on or otherwise related to the merger.

FOR	AGAINST	ABSTAIN
1,599,712	94,090	32,204

The proposals to adopt the Agreement and Plan of Merger and to approve the compensation payable to Emclaire’s named executive officers based on or related to the merger were adopted by the shareholders of Emclaire at the Special Meeting.

Emclaire also solicited approval of a proposal to adjourn or postpone the Special Meeting, if necessary, to solicit additional proxies in the event that there were not sufficient votes at the time of the Special Meeting to approve the Agreement and Plan of Merger. However, since sufficient votes were received to approve the Agreement and Plan of Merger, the proposal to adjourn or postpone the Special Meeting was not voted upon at the meeting.

(c)    Not applicable.

Item 8.01         Other Events

On July 20, 2022, Emclaire and Farmers National Banc Corp. issued a joint press release announcing the results of the Special Meeting of Shareholders and the approval of the Agreement and Plan of Merger. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

The following exhibits are included herewith.

Number	Description
99.1
Joint Press Release of Farmers National Banc Corp. and Emclaire Financial Corp., dated July 20, 2022, regarding the results of the Special Meeting of Shareholders to adopt the Agreement and Plan of Merger by and between Farmers National Banc Corp., Emclaire Financial Corp. and FMNB Merger Subsidiary V, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emclaire Financial Corp.

Date: July 20, 2022	By:	/s/ William C. Marsh
	Name:	William C. Marsh
	Title:	Chairman of the Board President and Chief Executive Officer

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